UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
Aura Systems, Inc.
2355 Alaska Avenue		Case Number:	LA 05-24550-SB
El Segundo, CA 90245		Operating Report Number:
	Debtor(s).	For the Month Ending:	31-Jul-05

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:			0.00

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		22,605.68
Accounts Receivable - Pre-filing		76,107.97
General Sales
Other (Specify)	DIP Loan	1,000,000.00
Other (Specify)	Trans Bal Closed A/C	385.42
**Other (Specify)	lCobra Refund	3,154.27

TOTAL RECEIPTS THIS PERIOD:			1,102,253.34

5. BALANCE:			1,102,253.34

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		185,207.39
Disbursements (from page 2)		221,834.02

TOTAL DISBURSEMENTS THIS PERIOD:***			407,041.41

7. ENDING BALANCE:			695,211.93

8. General Account Number(s):		#3226077

Depository Name & Location:		City National Bank
		Los Angeles Airport Office
		6033 West Century Blvd.
		Los Angeles, CA 90045

*	All receipts must be deposited into the general account.
**
Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,  to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
7/13/2005	000063	AETNA (HMO)	Insurance		12,749.90	12,749.90
7/13/2005	000064	AETNA (LIFE&LTD)	Insurance		924.06	924.06
7/13/2005	000065	AETNA (PPO&DENTAL)	Insurance		7,264.16	7,264.16
7/13/2005	000066	STATE COMP. INSURANCE FUND	Insurance		13,230.48	13,230.48
7/14/2005	000067	MID-POINT BEARING, INC.	Raw Materials		130.53	130.53
7/14/2005	000068	ARROW-BELL COMPONENTS	Raw Materials		3,800.00	3,800.00
7/14/2005	000069	EDDINGS BROS. AUTO PARTS	Raw Materials		103.44	103.44
7/14/2005	000070	VACUUMSCHMELZE CORP.	Raw Materials		2,247.00	2,247.00
7/14/2005	000071	SKF USA, INC.	Raw Materials		2,654.90	2,654.90
7/14/2005	000072	GRAINGER, INC.	Raw Materials		229.90	229.90
7/14/2005	000073	DIGI-KEY CORPORATION	Raw Materials		81.86	81.86
7/14/2005	000074	ICC INSTRUMENT COMPANY INC.	Raw Materials		172.50	172.50
7/14/2005	000076	PRECISION INSTRUMNT CORRECTION	Shop Supplies		354.30	354.30
7/14/2005	000077	PRECISION INSTRUMNT CORRECTION	Shop Supplies		52.50	52.50
7/14/2005	000078	MARK STOPHER	Employee Travel Exp Reimb		4,528.87	4,528.87
7/14/2005	000079	ALEX KOLB	Employee Travel Exp Reimb		863.60	863.60
7/14/2005	000080	PATRICK FLEISHAUER	Employee Travel Exp Reimb		3,814.69	3,814.69
7/15/2005	000081	DUNCAN BOLT	Raw Materials		42.00	42.00
7/15/2005	000082	INDUSTRIAL ELECTRIC WIRE & CBL	Raw Materials		248.65	248.65
7/15/2005	000083	TERENCE ULINSKI	Employee Travel Exp Reimb		1,984.40	1,984.40
7/18/2005	000084	JORGE MARTINEZ	Employee Travel Exp Reimb		600.00	600.00
7/18/2005	000085	DeCUIR MACHINE, INC.	Raw Materials		2,200.00	2,200.00
7/18/2005	000086	INTERLAND, INC.	Raw Materials		49.80	49.80
7/18/2005	000088	CONEXIS	Cobra Admin		229.60	229.60
7/18/2005	000089	FLEX ONE	Cafeteria Plan Administration		50.00	50.00
7/20/2005	000090	WRANGLER NW POWER PRODUCTS	Raw Materials		895.44	895.44
7/20/2005	000091	WRANGLER NW POWER PRODUCTS	Raw Materials		596.96	596.96
7/20/2005	000092	TECH CRAFT, INC.	Raw Materials		2,125.00	2,125.00
7/20/2005	000093	TECH CRAFT, INC.	Raw Materials		1,725.00	1,725.00
7/20/2005	000094	TECH CRAFT, INC.	Raw Materials		2,125.00	2,125.00
7/21/2005	000095	D&S MAGNETICS	Raw Materials		4,380.00	4,380.00
7/21/2005	000096	LANIC ENGINEERING, INC.	Raw Materials		188.75	188.75
7/21/2005	000097	WAYTEK INC.	Raw Materials		46.80	46.80
7/21/2005	000099	TOTAL CONCEPT SALES, INC.	Raw Materials		123.09	123.09
7/21/2005	001001	SOUTHERN CA EDISON COMPANY	Utilities		3,954.59	3,954.59
7/21/2005	001002	SOUTHERN CALIFORNIA GAS CO.	Utilities		70.15	70.15
7/22/2005	001003	SONIC PLATING	Raw Materials		162.00	162.00
7/22/2005	001004	EDDINGS BROS. AUTO PARTS	Raw Materials		46.80	46.80
7/22/2005	001005	FIRST INSURANCE FUNDING CORP.	Insurance		5,692.58	5,692.58
7/26/2005	001006	EDDINGS BROS. AUTO PARTS	Raw Materials		447.30	447.30
7/26/2005	001007	CITY OF EL SEGUNDO (WATER)	Utilities		841.15	841.15
7/26/2005	001008	PENFLEX INC.	Raw Materials		457.60	457.60
7/26/2005	001009	SEALCON	Raw Materials		179.85	179.85
7/26/2005	001010	KAMAN INDUSTRIAL TECHNOLOGIES	Raw Materials		1,086.00	1,086.00
7/26/2005	001011	ST. PAUL TRAVELERS	Insurance		11,084.28	11,084.28
7/27/2005	001012	STORM COPPER COMPONENTS	Raw Materials		186.56	186.56
7/27/2005	001013	STORM COPPER COMPONENTS	Raw Materials		957.00	957.00
7/27/2005	001014	DUNCAN BOLT	Raw Materials		299.98	299.98
7/27/2005	001015	ELECTROSHIELD	Raw Materials		486.26	486.26
7/27/2005	001016	J&K CONNECTORS	Raw Materials		12,041.25	12,041.25
7/27/2005	001017	GENERAL SERVICES ADMINISTRTION	Gov't Service Commission/Fees		986.39	986.39
7/27/2005	001018	BOLT PRODUCTS INC.	Raw Materials		233.43	233.43
7/27/2005	001019	PRECISION INSTRUMNT CORRECTION	Raw Materials		45.25	45.25
7/28/2005	001013	STORM COPPER COMPONENTS	Raw Materials		-957.00	-957.00
7/28/2005	001020	A.T.&T.	Utilities		499.90	499.90
7/28/2005	001021	AT&T WIRELESS SERVICES	Utilities		3,092.80	3,092.80
7/28/2005	001022	AT&T (LONG DISTANCE SERVICES)	Utilities		1,373.15	1,373.15
7/28/2005	001023	AT&T (LOCAL SERVICE)	Utilities		1,262.98	1,262.98
7/28/2005	001024	ALLIED WASTE SERVICES	Trash		856.50	856.50
7/28/2005	001025	STORM COPPER COMPONENTS	Raw Materials		976.07	976.07
7/28/2005	001026	DIGI-KEY CORPORATION	Raw Materials		463.84	463.84
7/28/2005	001027	EDDINGS BROS. AUTO PARTS	Raw Materials		260.34	260.34r
7/28/2005	001028	MARTHA LOMELI	Employee Exp		200.00	200.00
7/28/2005	001029	CONEXIS	Cobra Admin		40.00	40.00
7/28/2005	001030	FLEX ONE	Cafeteria Plan Administration		25.00	25.00
7/28/2005	001031	AETNA (HMO)	Insurance		13,461.35	13,461.35
7/28/2005	001032	AETNA (LIFE&LTD)	Insurance		722.39	722.39
7/28/2005	001033	AETNA (PPO&DENTAL)	Insurance		9,049.76	9,049.76
7/29/2005	001034	JOE LAM	Raw Materials		72.04	72.04
7/29/2005	001035	JOE LAM	Raw Materials		46.53	46.53
7/29/2005	001036	DUNCAN BOLT	Raw Materials		753.06	753.06
7/11/2005		Automatic Data Processing	ADP P/R Taxes		22,394.15	22,394.15
7/13/2005		Automatic Data Processing	ADP P/R Taxes		15,236.86	15,236.86
7/13/2005		Automatic Data Processing	ADP P/R Fees		279.11	279.11
7/14/2005		Automatic Data Processing	ADP P/R Taxes		18,839.08	18,839.08
7/15/2005		Automatic Data Processing	ADP P/R Fees		266.85	266.85
7/21/2005		Automatic Data Processing	ADP P/R Taxes		18,710.69	18,710.69
7/25/2005		Automatic Data Processing	ADP P/R Fees		275.55	275.55
7/1 - 7/21/05		City National Bank	Services Charges		163.80	163.80
7/12/2005		Cashiers Check	Pay ADP Fees		2,295.11	2,295.11
7/18/2005	000087	EDDINGS BROS. AUTO PARTS	Raw Materials		447.81	447.81
7/21/2005	000098	ROBERT BAGHRAMIAN	Employee Expense Advance		300.00	300.00
7/25/2005	000100	TONY WILSON			250.00	250.00
7/12/2005		Transfer to P/R Account	P/R Funding	65,482.60		65,482.60
7/13/2005		Transfer to P/R Account	P/R Funding	63,164.16		63,164.16
7/22/2005		Transfer to P/R Account	P/R Funding	56,560.63		56,560.63
7/25/2005		Nova	Credit Card Proc Fees		104.70	104.70
		TOTAL DISBURSMENTS THIS PERIOD		185,207.39	221,834.02	407,041.41

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2005	Balance on Statement:	758,481.23

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
000067	7/14/05	130.53
000073	7/14/05	81.86
000082	7/15/05	248.65
000090	7/20/05	895.44
000091	7/20/05	596.96
001002	7/21/05	70.15
001003	7/22/05	162.00
001007	7/26/05	841.15
001008	7/26/05	457.60
001009	7/26/05	179.85
001010	7/26/05	1,086.00
001011	7/26/05	11,084.28
001012	7/27/05	186.56
001014	7/27/05	299.98
001015	7/27/05	486.26
001016	7/27/05	12,041.25
001017	7/27/05	986.39
001018	7/27/05	233.43
001019	7/27/05	45.25
001020	7/28/05	499.90
001021	7/28/05	3,092.80
001022	7/28/05	1,373.15
001023	7/28/05	1,262.98
001024	7/28/05	856.50
001025	7/28/05	976.07
001026	7/28/05	463.84
001027	7/28/05	260.34
001028	7/28/05	200.00
001029	7/28/05	40.00
001030	7/28/05	25.00
001031	7/28/05	13,461.35
001032	7/28/05	722.39
001033	7/28/05	9,049.76
001034	7/29/05	72.04
001035	7/29/05	46.53
001036	7/29/05	753.06
TOTAL OUTSTANDING CHECKS:			63,269.30
Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$695,211.93

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD:		185,207.39
(Transferred from General Account)

5. BALANCE:		185,207.39

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		182,325.39

7. ENDING BALANCE:		2,882.00

8. PAYROLL Account Number(s):	#3226085

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
7/13/2005	Check # 500114	Lisa Foster	Pay Period Ending 6/19/05	1,544.38
7/13/2005	Check # 500115	Melinda S. Mason	Pay Period Ending 6/19/05	1,672.96
7/13/2005	Check # 500116	Robert Baghramian	Pay Period Ending 6/19/05	1,272.19
7/13/2005	Check # 500117	Robert L. Martin	Pay Period Ending 6/19/05	1,128.08
7/13/2005	Check # 500118	Ronald J. Goldstein	Pay Period Ending 6/19/05	2,635.60
7/13/2005	Check # 500119	Royal D. Brand	Pay Period Ending 6/19/05	1,374.63
7/13/2005	Check # 500120	Patrick Fleishauer	Pay Period Ending 6/19/05	1,759.52
7/13/2005	Check # 500121	Alexander P. Kolb	Pay Period Ending 6/19/05	1,121.46
7/13/2005	Check # 500122	Mark A. Stopher	Pay Period Ending 6/19/05	1,623.42
7/13/2005	Check # 500123	Kizzy S. Wilder	Pay Period Ending 6/19/05	1,548.30
7/13/2005	Check # 500124	Yedidia Cohen	Pay Period Ending 6/19/05	3,348.24
7/13/2005	Check # 500125	Ebanjelina Corrales	Pay Period Ending 6/19/05	731.21
7/13/2005	Check # 500126	John G. Hecker	Pay Period Ending 6/19/05	1,242.18
7/13/2005	Check # 500127	Martha Lomeli	Pay Period Ending 6/19/05	628.62
7/13/2005	Check # 500128	Donald R. Love	Pay Period Ending 6/19/05	1,335.43
7/13/2005	Check # 500129	Pablo Ortiz	Pay Period Ending 6/19/05	1,029.73
7/13/2005	Check # 500130	Khaliqur Rahman	Pay Period Ending 6/19/05	2,134.13
7/13/2005	Check # 500131	Christian Tauber-Grecul	Pay Period Ending 6/19/05	1,863.30
7/13/2005	Check # 500132	Teresa B. Yu	Pay Period Ending 6/19/05	1,319.03
7/13/2005	Check # 500133	Terry Lance Freeland	Pay Period Ending 6/19/05	1,286.61
7/13/2005	Check # 500134	Hugo Garcia	Pay Period Ending 6/19/05	965.02
7/13/2005	Check # 500135	Jorge B. Martinez	Pay Period Ending 6/19/05	1,013.79
7/13/2005	Check # 500136	Jesse Salazar	Pay Period Ending 6/19/05	966.79
7/13/2005	Check # 500137	Tony J. Wilson	Pay Period Ending 6/19/05	1,242.73
7/13/2005	Check # 500138	Arturo Andrade	Pay Period Ending 6/19/05	1,014.58
7/13/2005	Check # 500139	Jeffrey Cortez	Pay Period Ending 6/19/05	575.91
7/13/2005	Check # 500140	John Phalen	Pay Period Ending 6/19/05	1,723.75
7/13/2005	Check # 500141	Aurelio Vazquez	Pay Period Ending 6/19/05	876.32
7/14/2005	CK #500143	Raymond Yu	Pay Period Ending 7/03/05	5,656.19
7/14/2005	CK #500144	Sandra Ferro	Pay Period Ending 7/03/05	2,834.18
7/14/2005	CK #500145	Lisa Foster	Pay Period Ending 7/03/05	1,544.39
7/14/2005	CK #500146	Melinda S. Mason	Pay Period Ending 7/03/05	1,732.22
7/14/2005	CK #500147	Robert Baghramian	Pay Period Ending 7/03/05	1,272.21
7/14/2005	CK #500148	Robert L. Martin	Pay Period Ending 7/03/05	1,311.64
7/14/2005	CK #500149	Ronald J. Goldstein	Pay Period Ending 7/03/05	2,635.57
7/14/2005	CK #500150	Royal D. Brand	Pay Period Ending 7/03/05	1,374.63
7/14/2005	CK #500151	Patrick Fleishauer	Pay Period Ending 7/03/05	1,667.78
7/14/2005	CK #500152	Alexander P. Kolb	Pay Period Ending 7/03/05	1,099.12
7/14/2005	CK #500153	Mark A. Stopher	Pay Period Ending 7/03/05	1,623.43
7/14/2005	CK #500154	Kizzy S. Wilder	Pay Period Ending 7/03/05	1,217.74
7/14/2005	CK #500155	Yedidia Cohen	Pay Period Ending 7/03/05	3,348.23
7/14/2005	CK #500156	Ebanjelina Corrales	Pay Period Ending 7/03/05	731.20
7/14/2005	CK #500157	John G. Hecker	Pay Period Ending 7/03/05	1,242.17
7/14/2005	CK #500158	Martha Lomeli	Pay Period Ending 7/03/05	720.46
7/14/2005	CK #500159	Donald R. Love	Pay Period Ending 7/03/05	1,335.43
7/14/2005	CK #500160	Pablo Ortiz	Pay Period Ending 7/03/05	1,029.74
7/14/2005	CK #500161	Khaliqur Rahman	Pay Period Ending 7/03/05	1,139.34
7/14/2005	CK #500162	Christian Tauber-Grecul	Pay Period Ending 7/03/05	1,863.33
7/14/2005	CK #500163	Teresa B. Yu	Pay Period Ending 7/03/05	1,319.03
7/14/2005	CK #500164	Terry Lance Freeland	Pay Period Ending 7/03/05	1,195.44
7/14/2005	CK #500165	Hugo Garcia	Pay Period Ending 7/03/05	1,024.45
7/14/2005	CK #500166	Jorge B. Martinez	Pay Period Ending 7/03/05	1,013.79
7/14/2005	CK #500167	Jesse Salazar	Pay Period Ending 7/03/05	966.80
7/14/2005	CK #500168	Tony J. Wilson	Pay Period Ending 7/03/05	1,242.73
7/14/2005	CK #500169	Arturo Andrade	Pay Period Ending 7/03/05	1,014.60
7/14/2005	CK #500170	Jeffrey Cortez	Pay Period Ending 7/03/05	599.65
7/14/2005	CK #500171	John Phalen	Pay Period Ending 7/03/05	1,723.75
7/14/2005	CK #500172	Arelio Vazquez	Pay Period Ending 7/03/05	876.31
7/22/2005	CK #500174	Raymond Yu	Pay Period Ending 7/17/05	5,656.08
7/22/2005	CK #500175	Sandra Ferro	Pay Period Ending 7/17/05	2,833.30
7/22/2005	CK #500176	Lisa Foster	Pay Period Ending 7/17/05	1,544.16
7/22/2005	CK #500177	Melinda S. Mason	Pay Period Ending 7/17/05	1,731.34
7/22/2005	CK #500178	Robert Baghramian	Pay Period Ending 7/17/05	1,270.55
7/22/2005	CK #500179	Robert L. Martin	Pay Period Ending 7/17/05	1,311.64
7/22/2005	CK #500180	Ronald J. Goldstein	Pay Period Ending 7/17/05	2,633.05
7/22/2005	CK #500181	Royal D. Brand	Pay Period Ending 7/17/05	1,372.11
7/22/2005	CK #500182	Patrick Fleishauer	Pay Period Ending 7/17/05	1,667.40
7/22/2005	CK #500183	Alexander P. Kolb	Pay Period Ending 7/17/05	1,098.25
7/22/2005	CK #500184	Mark A. Stopher	Pay Period Ending 7/17/05	1,623.09
7/22/2005	CK #500185	Kizzy S. Wilder	Pay Period Ending 7/17/05	1,443.40
7/22/2005	CK #500186	Yedidia Cohen	Pay Period Ending 7/17/05	3,346.59
7/22/2005	CK #500187	Ebanjelina Corrales	Pay Period Ending 7/17/05	731.20
7/22/2005	CK #500188	John G. Hecker	Pay Period Ending 7/17/05	1,240.54
7/22/2005	CK #500189	Martha Lomeli	Pay Period Ending 7/17/05	747.56
7/22/2005	CK #500190	Donald R. Love	Pay Period Ending 7/17/05	1,335.41
7/22/2005	CK #500191	Pablo Ortiz	Pay Period Ending 7/17/05	1,019.50
7/22/2005	CK #500192	Christian Tauber-Grecul	Pay Period Ending 7/17/05	1,770.02
7/22/2005	CK #500193	Teresa B. Yu	Pay Period Ending 7/17/05	1,316.49
7/22/2005	CK #500194	Terry Lance Freeland	Pay Period Ending 7/17/05	1,195.44
7/22/2005	CK #500195	Hugo Garcia	Pay Period Ending 7/17/05	1,024.48
7/22/2005	CK #500196	Jorge B. Martinez	Pay Period Ending 7/17/05	1,013.80
7/22/2005	CK #500197	Jesse Salazar	Pay Period Ending 7/17/05	966.80
7/22/2005	CK #500198	Tony J. Wilson	Pay Period Ending 7/17/05	1,242.73
7/22/2005	CK #500199	Arturo Andrade	Pay Period Ending 7/17/05	1,014.57
7/22/2005	CK #500200	Jeffrey Cortez	Pay Period Ending 7/17/05	654.45
7/22/2005	CK #500201	John Phalen	Pay Period Ending 7/17/05	1,723.35
7/22/2005	CK #500202	Arelio Vazquez	Pay Period Ending 7/17/05	876.31
7/12/2005	CK #500113	MG Trust	6/19/05 401(k)	2,894.36
7/14/2005	CK #500142	MG Trust	7/3/05 401(k)	2,589.02
7/22/2005	CK #500173	MG Trust	7/17/05 401(k)	2,711.02
7/12/2005	CK #000063	Mark A. Stopher	Consulting Services	1,623.08
7/12/2005	CK #000064	Khaliq Rahman	Consulting Services	2,133.74
7/12/2005	CK #000065	Khaliq Rahman	Consulting Services	540.00
7/12/2005	CK #000066	Yedidia Cohen	Consulting Services	3,346.58
7/12/2005	CK #000067	Robert W. Lynch	Consulting Services	1,100.00
7/12/2005	CK #000068	Richard Ulinski	Consulting Services	2,000.00
7/12/2005	CK #000068	Ronald J. Goldstein	Pay Date 6/10/05	2,633.04
7/12/2005	CK #000070	Joe Lam	Consulting Services	6,436.00
7/12/2005	CK #000071	Stephen Hara	Consulting Services	256.25
7/12/2005	CK #000072	Joe Lam	Consulting Services	3,564.00
7/14/2005	CK #000073	Joe Lam	Consulting Services	3,218.00
7/14/2005	CK #000074	Khaliq Rahman	Consulting Services	1,260.00
7/14/2005	CK #000076	MG Trust	5/27/05 401(k)	3,468.83
7/14/2005	CK #000077	MG Trust	6/10/05 401(k)	3,378.40
7/22/2005	CK #000078	Richard Ulinski	Consulting Services	2,000.00
7/22/2005	CK #000079	Joe Lam	Consulting Services	6,436.00
		TOTAL DISBURSMENTS THIS PERIOD		182,325.39

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2005	Balance on Statement:	$18,544.54

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
500173	7/22/2005	2,711.02
500174	7/22/2005	5,656.08
500175	7/22/2005	2,833.30
500180	7/22/2005	2,633.05
500183	7/22/2005	1,098.25
500186	7/22/2005	3,346.59
000071	7/12/2005	256.25

TOTAL OUTSTANDING CHECKS:			18,534.54

Bank statement Adjustments:			2,872.00
Explanation of Adjustments-	Bank Miscoding Error On CK #000072

ADJUSTED BANK BALANCE:			$2,882.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:		0

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		0.00

8. TAX Account Number(s):	#3226093

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

NOTES:
(a)	Tax Account Not in use - ADP requires that we send a Wire to them - this is being done out of the General Account to save transaction fees.

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

NOTES:
(a)	Tax Account Not in use - ADP requires that we send a Wire to them - this is being done out of the General Account to save transaction fees.

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2005	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

NOTES:
(a)	Tax Account Not in use - ADP requires that we send a Wire to them - this is being done out of the General Account to save transaction fees.

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

		General Account:	695,211.93
		Payroll Account:	2,882.00
		Tax Account:	0.00
*Other Accounts:

*Other Monies:
	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				698,093.93

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Cap Mark / (Bldg Lease)	MO	$ 41,122.00		$ 54,810.80

AAA Copy Systems	MO	$ 308.51		$ 617.02

Pitney Bowes Credit	MO	$ 27.35		$ 54.70

			TOTAL DUE:	55,482.52

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		1,964.88
			Total Wages Paid:	185,301.31

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	6,409.35	0.00
	State Withholding	2,426.57	0.00
	FICA- Employer's Share	3,718.53	0.00
	FICA- Employee's Share	3,718.53	0.00
	Federal Unemployment	0.00	0.00
	Sales and Use	142.93	0.00
	Real Property	0.00	0.00
Other:
	TOTAL:	16,415.91	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	30,148.60	0.00	105,989.56
31 - 60 days	53,033.22	31,569.19	15,698.70
61 - 90 days		125,939.15
91 - 120 days		(5,210.75)
Over 120 days		48,887.38
TOTAL:	83,181.82	201,184.97	121,688.26

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	St Paul Travelers	2 Mil	9/15/2005	5,692.58
Worker's Compensation - CA		State Comp Ins Fund	1 Mil	4/15/2006	13,230.48
Worker's Comp - Outside CA		The Hartford	1 Mil	4/15/2006	-
Commercial & Other Property		St Paul Travelers	10.6 Mil	9/15/2005	-
	Vehicle	St Paul Travelers	1 Mil	9/15/2005	4,146.38
Others:	D&O	XL Speciality Ins	5 Mil	8/8/2005	-
	Crime	St Paul Travelers	150,000	9/15/2005
Boiler and Machinery		St Paul Travelers	12.5 Mil	9/15/2005	6,937.90

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Raymond Yu	6/24/2005		15,384.62
Sandra Ferro	6/24/2005		9,230.76

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Raymond Yu	6/24/2005	Reimbursement of Travel	1,697.06
Sandra Ferro	6/24/2005		0.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

		7/31/2005
	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	127,409.53	143,415.28
Less: Returns/Discounts	-390.58	-390.58
Net Sales/Revenue	127,018.95	143,024.70

Cost of Goods Sold:
Beginning Inventory at cost	8,740,564.51	8,738,663.20
Purchases	42,817.58	42,817.58
Less: Ending Inventory at cost	8,684,529.46	8,684,529.46
Cost of Goods Sold (COGS)	98,852.63	96,951.32

Gross Profit	28,166.32	46,073.38

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	24,615.38	24,615.38
Payroll - Other Employees	72,372.19	98,687.69
Payroll Taxes	8,286.10	10,029.37
Other Taxes (Itemize)	3,084.79	3,641.92
Depreciation and Amortization	13,198.51	15,838.21
Rent Expense - Real Property	68,444.00	82,132.80
Lease Expense - Personal Property	385.76	694.27
Insurance	62,034.68	73,707.09
Real Property Taxes
Telephone and Utilities	5,167.68	11,553.05
Repairs and Maintenance	250.00	500.00
Travel and Entertainment (Itemize)	5,512.92	6,745.16
Miscellaneous Operating Expenses (Itemize)	-11,402.08	-7,782.07
Total Operating Expenses	251,949.93	320,362.87

Net Gain/(Loss) from Operations	-223,783.61	-274,289.49

Non-Operating Income:
Interest Income	32,636.13	38,952.79
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)
Total Non-Operating income	32,636.13	38,952.79

Non-Operating Expenses:
Interest Expense	151,946.93	163,964.21
Legal and Professional (Itemize)	169,114.81	214,172.91
Other (Itemize)
Total Non-Operating Expenses	321,061.74	378,137.12

NET INCOME/(LOSS)	-512,209.22	-613,473.82

(Attach exhibit listing all itemizations required above)

Other Taxes
Tax - Property	1,340.00	1,608.00
Tax & License	1,744.79	2,033.92
Total Other Taxes	3,084.79	3,641.92

Travel & Entertainment
Travel Manufacturing	1,636.89	2,329.05
Travel G&A	3,818.03	4,340.11
Client Entertainment	58.00	76.00
Total Travel & Entertainment	5,512.92	6,745.16

Miscellaneous Operating Expenses
Cost of Sales Std	-41,340.13	-37,237.67
COGS Samples/Demos	0.00	0.00
COGS Evaluation	0.00	846.00
COGS Replacement	3,895.59	1,051.78
COGS Field Service	-1,731.44	-1,731.44
COGS Product Exchange	295.76	295.76
COGS Returns/Allowances	0.00	0.00
Purchase Price Var...	0.00	9.09
Std. Cost Variance...	-3,216.59	-5,724.82
Manuf Clearing.INDUS.	-697.23	-10.59
Freight In ..........	47.61	72.63
Scrap (Obsolete).....	4,182.19	4,182.19
Physical Inv. Adj....	-718.00	-718.00
Part Number Changes..	-0.81	-0.81
Temporary..	0.00	0.00
Consultants	1,260.00	1,260.00
401K Employer Match..	171.83	226.42
Employee Business Exp.	469.00	602.00
Service Tech Supplies	0.00	0.00
Manufacturing Supplies	181.61	336.91
Shop Supplies	7,103.03	7,103.03
Postage..	0.00	0.00
Other/Misc. Expense	104.00	261.00
Sustaining Engineering	165.66	165.66
Work Ctr Applied IndS	-0.06	-0.06
Commissions Employee	0.00	0.00
Consultant	14,154.00	14,154.00
401K Employer Match	283.18	337.35
Employee Welfare	493.75	493.75
Janitorial Sup & Serv	0.00	0.00
Security - Building	0.00	0.00
Supplies - Office	116.61	116.61
Supplies - Computer	300.00	300.00
Online Services	249.95	499.90
Bank Charges	1,409.12	1,409.12
Public Company Expens	0.00	629.00
Research & Development - JC	32.20	32.20
Commission - Rep	0.00	986.39
Selling	0.00	0.00
Warranty/Customer Repair	1,834.56	1,834.56
Freight Out	1,261.84	2,225.13
Freight Collected	-1,759.11	-1,838.96
Marketing	49.80	49.80
Total Miscellaneous Operating Expenses	-11,402.08	-7,782.07

Legal and Professional
Audit & Accounting	13,000.00	15,600.00
Legal Compliance	156,114.81	198,572.91
Total Legal and Professional	169,114.81	214,172.91

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

			7/31/2005
ASSETS	Current Month End
Current Assets:
Unrestricted Cash	730,671.72
Restricted Cash	114,921.95
Accounts Receivable	322,907.28
Inventory	6,755,271.46
Notes Receivable	0.00
Prepaid Expenses	72,325.94
Other (Itemize)	3,965,032.64
Total Current Assets			11,961,130.99

Property, Plant, and Equipment	4,237,883.12
Accumulated Depreciation/Depletion	-4,120,110.10
Net Property, Plant, and Equipment			117,773.02

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	6,462,029.39
Total Other Assets			6,462,029.39

TOTAL ASSETS			18,540,933.40

LIABILITIES
Post-petition Liabilities:
Accounts Payable	12,584.98
Taxes Payable	4,175.75
Notes Payable	1,090,476.19
Professional fees	198,572.91
Secured Debt
Other (Itemize)	153,653.36
Total Post-petition Liabilities			1,459,463.19
Pre-petition Liabilities:
Secured Liabilities	7,920,313.00
Priority Liabilities	54,481.46
Unsecured Liabilities	7,571,171.06	(a)
Other (Itemize)
Total Pre-petition Liabilities			15,491,484.06

TOTAL LIABILITIES			16,950,947.25

EQUITY:
Pre-petition Owners’ Equity	2,203,459.97
Post-petition Profit/(Loss)	-613,473.82
Direct Charges to Equity
TOTAL EQUITY			1,589,986.15

TOTAL LIABILITIES & EQUITY			18,540,933.40

Other Current Assets
Investor Receivable	3,881,152.45
Vendor Advance - Current Asset	18,843.19
Deposits	64,037.00
Employee Advance	1,000.00
I/C Aura RealtyAffiliates	0.00
Total Other Current Assets	3,965,032.64

Other Assets (Net of Amortization)
Patents	1,228,060.90
Amort Patents	-787,408.96
Patents In Progress	76,471.74
Long Term Deposits	486,105.50
Long Term Investments	286,060.80
Investment in Subs	5,170,487.12
Suspense	2,252.29
Total Other Assets (Net of Amortization)	6,462,029.39

Other Post-Petition Liabilities
Accrued Payroll	58,793.28
Accrued Payables	21,945.54
Accrued Interest	72,914.54
Total Other Post-Petition Liabilities	153,653.36

NOTES:
	(a)	This item is being researched - We are analyzing the financial records to determine accuracy of debts.

XI. QUESTIONNAIRE
AURA SYSTEMS, INC.
CHAPTER 11 BANKRUPTCY CASE NO. LA-05-24550-SB

31-Jul-05
		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization
	Negotiation with DIP lenders regarding exit strategy	X

4.	Describe potential future developments which may have a significant impact on the case:
Increase in sales; second tranche of DIP financing and exit financing

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	Sandra Ferro

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.